Kentex Petroleum, Inc.

4685 South Highland Drive, Suite 202

Salt Lake City, Utah 84117

Northern Oil and Gas, Inc.

130 Lake Street West

Wayzata, Minnesota 55391

Re:

Principal Shareholders Agreement (the “Agreement”) respecting Section 6.4(b) of the Agreement and Plan of Merger (“Merger Agreement”), among Kentex Petroleum, Inc., a Nevada corporation (“Kentex”), Kentex Acquisition Corp., a Nevada corporation (“Merger Subsidiary”), and Northern Oil and Gas, Inc., a Nevada corporation (“Northern”)

Dear Ladies and Gentlemen:

In consideration of the Closing of the Merger (as defined in the Merger Agreement, and subject to your acceptance of the terms and conditions hereof, the undersigned, who are the principal shareholders of Kentex (sometime called the “Principal Shareholders”), do hereby agree with you as follows:

1.1        Share Cancellation and Northern Payments. We shall cancel the number of shares common stock of Kentex set opposite our respective names, as follows, subject to payment of the following sums by Northern on the Closing of the Merger:

Name	No. of Shares	Cash Consideration
Jenson Services, Inc.	230,640 shares	$100,000
Duane S. Jenson	110,000 shares	$ 27,750
Travis T. Jenson	80,000 shares	$124,875
Thomas J. Howells	80,000 shares	$124,875
Total:	500,640 shares	$377,500

1.2        Additional Northern Payments. Northern shall also: (i) pay Alan Reedy the sum of $12,500 on the Closing of the Merger; and (ii) Northern has already deposited the sum of $25,000 into the Trust Account of Leonard W. Burningham, Esq. as a flat fee for payment of all legal fees of Kentex related to the Merger, subject to the refund of any unused portion of such legal fees in accordance with the Letter of Intent of the parties executed on December 19, 2006, regarding the Merger, in the event there is no Closing of the Merger.

1.3        Method of Payment. All funds paid or payable by Northern hereunder may be deposited in the Trust Account of Leonard W. Burningham, Esq. for payment as outlined herein, and Northern shall have no further obligation with respect to such payments.

2.1        Share Exchange and Registration Rights. We shall exchange1,680,000 shares of common stock of Kentex for 1,310,075 newly issued shares of common stock of Kentex set opposite our respective names, as follows:

Name	No. of Shares Exchanged	No. of Shares Issued
Duane S. Jenson	1,294,000 shares	1,009,000 shares
Travis T. Jenson	284,000 shares	221,475 shares
Thomas J. Howells	102,000 shares	79,600 shares
Totals:	1,680,000 shares	1,310,075 shares

2.2        Instructions on Share Issuance. The newly issued shares of common stock of Kentex outlined in the foregoing table in Section 2.1 shall have a new holding period for all purposes of Rule 144 of the SEC, commencing on the Closing of the Merger, and shall be issued, by the signatures of the undersigned below, as follows:

Name	No. of Shares	Piggy-Back Registration Rights
Duane S. Jenson	98,441 shares	20,000 shares
Travis T. Jenson	442,984 shares	85,000 shares
Thomas J. Howells	442,985 shares	85,000 shares
Leonard W. Burningham, Esq.	200,000 shares	40,000 shares
Alan Reedy	105,000 shares	20,000 shares
Atlas Stock Transfer Company	20,665 shares
Total:	1,310,075 shares	250,000 shares

2.3        Escrowed Shares. The 20,665 shares to be issued in the name of Atlas Stock Transfer Company (“Atlas”), Kentex’s transfer and registrar agent, shall be held in escrow by Atlas for a period of 24 months to cover any discrepancies that may be discovered in Kentex’s shareholders list from the date of the Closing of the Merger and to a date that is 24 months hence, and any shares not utilized to reconcile any potential discrepancies, if any, shall be returned to Messrs. Travis T. Jenson and Thomas J. Howells, 50% to each, at the expiration of such 24 month period.

2.4        Piggy-Back Registration Rights. The persons named in the table in Section 2.2 hereof shall have piggy-back registration rights (“Piggy-Back Registration Rights”) with respect to the shares indicated under that heading that will require the Reorganized Company to include such shares in any registration statement filed by the

Reorganized Company or any successor with the SEC, excluding registration statements on Forms S-3, S-4 or S-8.

2.5        Demand Registration Rights. If, while the Principal Shareholders or any of their known transferees own any of the shares of common stock of the Reorganized Company that are outlined in this Agreement, the Reorganized Company or the SEC ever take the position that any of these shares are subject to the so-called “Wulff Letter,” cited as NASD Regulation, Inc., CCH Federal Securities Law Reporter, 1990-2000 Decisions, Paragraph No. 77,681, and that these shares must therefore be resold under an effective registration statement filed with the SEC, then the holders of these shares shall have demand registration rights (“Demand Registration Rights”), annually, on the anniversary of the first demand notice for registration, if all shares cannot for any reason be included in one registration statement, until all shares are registered for resale; provided, however, notwithstanding the foregoing, any such demand shall not be effective until 45 days prior to the end of the Lock-Up Period (as defined in the Lock-Up/Leak-Out Agreement referenced below); and provided, further, however, regardless of such registration, all resales of the Registrable Securities shall be subject to the limitations set forth in the said Lock-Up/Leak-Out Agreement during the Lock-Up/Leak-Out Period (as defined therein).

2.6        Registrable Securities. Any shares of the Principal Shareholders or their known transferees that have or are accorded registration rights as outlined in Sections 2.4 and 2.5 hereof are sometimes called “Registrable Securities.”

2.7        Registration Rights Parameters. The Piggy-Back Registration Rights and the Demand Registration Rights accorded herein, as applicable, shall be governed by Exhibit A attached hereto and incorporated herein by reference.

3.          Lock-Up/Leak-Out Agreement. Subject to adjustment on the happening of either of the events outlined at the end of this Section 3, the Principal Shareholders and any of their transferees named herein shall execute and deliver the Lock-Up/Leak-Out Agreement that is attached hereto as Exhibit B and incorporated herein by reference. If either by (i) the inclusion of any of the shares the Reorganized Company of the current members of management of Northern and any new members of management of the Reorganized Company in a registration statement filed with the SEC, or (ii) by reason of private resales by such persons that potentially allow shares in excess of the number of shares of the Reorganized Company that these persons could lawfully and individually sell under Rule 144 being allowed to be sold by their transferees, then, the resale provisions applicable to the Principal Shareholders shall be adjusted to the least restrictive of those contained in Exhibit B or those to which the current members of management of Northern and any new members of management of the Reorganized Company are then subject, in the event of item (i); and to the least restrictive of those contained in Exhibit B or by adding to the amount of shares that the Principal Shareholders may sell, such additional shares as would represent the increased percentage of shares that are potentially available for resale under Rule 144, in the event of item (ii).

4.	At any time, and from time to time, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to carry out the intent and purposes of this Agreement.

5.        Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

6.            All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

If to Kentex or Merger Subsidiary prior to the Merger:	With a copy to:
Kentex Petroleum, Inc. 4685 So. Highland Dr., #202 Salt Lake City, Utah 84117 Facsimile No.: 801-278-9290	Leonard W. Burningham, Esq. 455 East 500 South, #205 Salt Lake City, Utah 84111 Facsimile No.: 801-355-7126

If to Northern prior to the Merger:	With a copy to:
Northern Oil and Gas, Inc. 130 Lake Street West Wayzata, MN 55391 Facsimile No.: 952-471-9333	Ross C. Formell, Esq. Best & Flanagan LLP 225 South Sixth Street, # 4000 Minneapolis, MN 55402 Facsimile No.: 612-339-5897

7.        This Agreement, and the provisions of the Merger Agreement referenced herein, constitute the entire agreement between the parties and supersede and cancel any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the specific subject matter hereof.

8.        This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Utah, without giving effect to principles of conflicts of laws.

9.        This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

10.     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.     In the event of default hereunder by either party, the prevailing party in any proceeding to enforce this Agreement shall be entitled to recover attorney’s fees and costs and such other damages as may have been caused by the default of the defaulting party; and the parties hereby irrevocably consent to the exclusive jurisdiction of, and venue in, the federal courts sitting in Salt Lake County, State of Utah.

[Signature Page follows.]

                IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as the date first written above.

KENTEX PETROLEUM, INC.

Dated:	03/19/07	By	/s/Sarah E. Jenson
		Its	President

NORTHERN OIL AND GAS, INC.

Dated:	03/20/07	By	/s/Michael Reger
		Its	CEO

JENSON SERVICES, INC.

Dated:	03/19/07	By	/s/Travis T. Jenson
		Its	President

Dated:	03/19/07		/s/Duane S. Jenson
Duane S. Jenson

Dated:	03/19/07		/s/Travis T. Jenson
Travis T. Jenson

Dated:	03/19/07		/s/Thomas J. Howells
Thomas J. Howells

Dated:	03/20/07		/s/Leonard W. Burningham
Leonard W. Burningham, Esq.

Exhibit A to Principal Shareholders Agreement

Registration Rights

1. Mandatory Registration Statement. Upon receipt of written demand by the Principal Shareholders, the Reorganized Company, and, as soon as practicable but in no event later than 45 calendar days after the date of such notice, shall prepare, and file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form SB-2 covering the resale of all of the Registrable Securities. In the event that Form SB-2 is unavailable for such a registration, the Reorganized Company shall use such other form as is available for such a registration. Any Registration Statement prepared pursuant hereto shall register for resale all of the Registrable Securities. Such Registration Statement shall state that, in accordance with Rule 416 under the Securities Act of 1833. as amended (the “Securities Act”), it also covers such indeterminate number of additional Shares as may become issuable (i) to prevent dilution resulting from stock splits or stock dividends. The Reorganized Company shall use its best efforts to have the Registration Statement declared effective within the earliest to occur of (i) 120 days following the initial filing; or (ii) if the SEC elects not to conduct a review of the Registration Statement, the date which is five business days after the date upon which either the Reorganized Company or its counsel is so notified, whether orally or in writing. The Reorganized Company shall at all times use its best efforts to file each required Registration Statement or amendment to a Registration Statement as soon as practicable after the date the Reorganized Company becomes obligated to file such Registration Statement or amendment, as the case may be, and to cause each such Registration Statement or amendment to become effective as soon as possible thereafter.

(ii) Piggy-Back Registration Rights. If the Reorganized Company decides, including as required under any demand registration right, to register any of its common stock (“Common Shares”) or securities convertible into or exchangeable for Common Shares under the Securities Act on a form which is suitable for an offering for cash or shares of the Reorganized Company held by third parties and which is not a registration solely to implement an employee benefit plan, a registration statement on Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the SEC is applicable, the Reorganized Company will promptly give written notice to the Principal Shareholders of its intention to effect such a registration. Subject to Section 1(ii)(a) below, the Reorganized Company shall include all of the Common Shares that the Principal Shareholders request to be included in such a registration by a written notice delivered to the Reorganized Company within fifteen (15) days after the notice given by the Reorganized Company.

(a)

If the registration, as described in Section 1(ii) above, involves an underwritten offering or limitation imposed by the SEC’s interpretation of Rule 415, the Reorganized Company will not be required to register Common Shares in excess of the amount that the principal underwriter reasonably and in good faith recommends may be included in such offering (a “Cutback”), which recommendation, and supporting reasoning, shall be delivered to the Principal

Shareholders. If such a Cutback occurs, the number of shares that are entitled to included in the registration and underwriting shall be allocated in the following manner: (i) first, to the Reorganized Company for any securities it proposes to sell for its own account, (ii) second, to the Principal Shareholders requiring such registration, and (iii) third, to other holders of stock of the Reorganized Company requesting inclusion in the registration, pro rata among the respective holders thereof on the basis of the number of shares for which each such requesting holder has requested registration.

(b)

In the event of a Cutback, the Principal Shareholders may tender the Registrable shares not included in such Registration for re-issuance by the Reorganized Company on a basis of 1 for 1 whereby counsel for the Reorganized Company will provide a mutually acceptable opinion regarding the tradeability of such shares under Section 4(1) of the Securities Act relying on Rule 144 wherein the Principal Shareholders hereby acknowledge that such holding period will restart upon reissuance.

(iii) The Reorganized Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold; (ii) the date on which the Registrable Securities (in the opinion of counsel to the Principal Shareholders) may be immediately sold without restriction (including without limitation as to volume by each holder thereof) without registration under the Securities Act and; (iii) the date which is 24 months following the date on which the Registration Statement was declared effective (the “Registration Period”).

2. Obligations of the Reorganized Company. In connection with the registration of the Registrable Securities, the Reorganized Company shall do each of the following:

(a) Prepare and file with the SEC the Registration Statement required by Section 1 hereof and such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectuses used in connection with the Registration Statement, each in such form as to which the Principal Shareholders and their counsel shall not have objected, as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

(b) Furnish to the Principal Shareholders, promptly after the Registration Statement is prepared and publicly distributed, filed with the SEC, or received by the Reorganized Company, a copy of the Registration Statement, each preliminary prospectus, each final prospectus, and all amendments and supplements thereto and such other documents, as the Principal Shareholders may reasonably request in order to facilitate the disposition of its Registrable Securities;

(c) Use all best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Principal Shareholders may reasonably request; (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period; (iii) take such other action as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period; and (iv) take all other action necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions, provided that in connection therewith, the Reorganized Company shall not be required to qualify as a foreign corporation or to file a general consent to the service of process in any jurisdiction;

(d) As promptly as practicable after becoming aware of such event, notify the Principal Shareholders of the occurrence of any event of which the Reorganized Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and to use its best efforts to promptly prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and to deliver a number of copies of such supplement or amendment to the Principal Shareholders as the Principal Shareholders may reasonably request;

(e) As promptly as practicable after becoming aware of such event, notify the Principal Shareholders who holds Registrable Securities being sold (or, in the event of an underwritten offering, the underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time, and to use its best efforts to promptly obtain the withdrawal of such stop order or other suspension of effectiveness;

(f) If the offering is underwritten, at the request of the Principal Shareholders, to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Reorganized Company for the purposes of such registration, addressed to the underwriters and to any Principal Shareholders selling Registrable Securities in connection with such underwriting, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein); and (ii) a letter dated such date from the Reorganized Company’s independent public accountants addressed to the underwriters and to the Principal Shareholders, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Reorganized Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters may reasonably request; and

(g) Cooperate with the Principal Shareholders to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and to enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Principal Shareholders may reasonably request, and registered in such names as the Principal Shareholders may request; and, within five business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Reorganized Company shall deliver, and shall cause legal counsel selected by the Reorganized Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Principal Shareholders) an appropriate instruction and opinion of such counsel.

3. Obligations of the Principal Shareholders. In connection with the registration of the Registrable Securities, the Principal Shareholders shall have the following obligations:

(a) Take all other reasonable action necessary to expedite and facilitate the disposition by the Principal Shareholders of the Registrable Securities pursuant to the Registration Statement.

(b) Furnish to the Reorganized Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities, and the Principal Shareholders shall execute such documents in connection with such registration as the Reorganized Company may reasonably request.

(c) The Principal Shareholders, by its acceptance of the Registrable Securities, agrees to cooperate with the Reorganized Company as reasonably requested by the Reorganized Company in connection with the preparation and filing of any Registration Statement hereunder.

(d) The Principal Shareholders agrees that, upon receipt of any notice from the Reorganized Company of the happening of any event of the kind described in Section

2(d) or 2(e) above, it will immediately discontinue disposition of its Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such copies of the supplemented or amended prospectus contemplated by Section 2(d) or 2(e) shall be furnished to the Principal Shareholders.

4. Expenses of Registration. All expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 2, with respect to each Registration Statement filed pursuant hereto, shall be borne by the Reorganized Company.

5. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) The Reorganized Company will indemnify and hold harmless the Principal Shareholders, each of its officers, directors, Principal Shareholders and members, and each person, if any, who controls the Principal Shareholders within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act” (each, an “Indemnified Person”), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, “Claims”) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or action or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Reorganized Company files any amendment thereof or supplement thereto with the SEC) or the omission to state therein any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; or (iii) any violation or alleged violation by the Reorganized Company of the Securities Act, the Exchange Act, any state or foreign securities law or any rule or regulation under the Securities Act, the Exchange Act or any state or foreign securities law (the matters in foregoing clauses (i) through (iii) being, collectively, “Violations”).

Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5(a) shall not: (i) apply to any Claim arising out of or based upon a modification which occurs in reliance upon and in conformity with information furnished in writing to the Reorganized Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the final prospectus, as then amended or supplemented, if such final prospectus was timely made available by the Reorganized Company pursuant to Section 2(b) hereof; (iii) be available to the extent that such Claim is based upon a failure of the Principal Shareholders to deliver or to cause to be delivered the prospectus made available by the Reorganized Company, if such prospectus was timely made available by the Reorganized Company pursuant to Section 2(b) hereof; or (iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Reorganized Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Principal Shareholders. The Principal Shareholders will indemnify the Reorganized Company and its officers and directors against any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Reorganized Company, by or on behalf of the Principal Shareholders, expressly for use in connection with the reparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Reorganized Company in this Section 5.

(b) Promptly after receipt by an Indemnified Person under this Section 5 of notice of the commencement of any Securities Action (including any governmental Securities Action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to Securities Actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Reorganized Company shall pay for only one separate legal counsel for the Principal Shareholders, and such legal counsel shall be selected by the Principal Shareholders. The failure to deliver written notice to an indemnifying party within a reasonable time after the commencement of any such Securities Action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 5, except to the extent that the indemnifying party is materially prejudiced in its ability to such Securities Action.

(c) No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of an unconditional and irrevocable release from all liability in respect of such claim or litigation.

6. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited under applicable law, the indemnifying party agrees to contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other hand in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the Indemnified Person shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact on which such Claim is based relates to information supplied by the indemnifying party or by the Indemnified Person, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the forgoing: (i) no contribution shall be made under circumstances where the payor would not have been liable for indemnification under the fault standards set forth in Section 5; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net proceeds received by such seller from the sale of such Registrable Securities. The Reorganized Company and the Principal Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro-rata allocation (even if the Principal Shareholders and any other party were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section.

7.	Reports Under Exchange Act.

With a view to making available to the Principal Shareholders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Principal Shareholders to sell securities of the Reorganized Company to the public without registration (“Rule 144”), the Reorganized Company agrees to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144;

(ii) file with the SEC in a timely manner all reports and other documents required of the Reorganized Company under the Securities Act and the Exchange Act; and

(iii) furnish to the Principal Shareholders so long as the Principal Shareholders owns Registrable Securities, promptly upon request: (i) a written statement by the Reorganized Company that it has complied with the reporting requirements of the

Securities Act and the Exchange Act; (ii) a copy of the most recent annual or periodic report of the Reorganized Company and such other reports and documents so filed by the Reorganized Company; and (iii) such other information as may be reasonably requested to permit the Principal Shareholders to sell such securities pursuant to Rule 144 without registration.

8. Assignment of the Registration Rights. The rights to have the Reorganized Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by Principal Shareholders to any transferee of all or any portion of the Registrable Shares if: (a) Principal Shareholders agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Reorganized Company within a reasonable time after such assignment; (b) the Reorganized Company is, within a reasonable time after such transfer or assignment, furnished with written notice of: (i) the name and address of such transferee or assignee; and (ii) the securities with respect to which such registration rights are being transferred or assigned; (c) at or before the time the Reorganized Company receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Reorganized Company to be bound by all of the provisions contained herein; and (d) the transfer of the relevant securities complies with the restrictions set forth in any Lock-Up/Leak-Out Agreement applicable under the Principal Shareholders Agreement.

9. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Reorganized Company and the Principal Shareholders. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon Principal Shareholders and the Reorganized Company.

Exhibit B to Principal Shareholder Agreement

LOCK-UP/LEAK-OUT AGREEMENT

THIS LOCK-UP/LEAK-OUT AGREEMENT (the “Agreement”) is made and entered into as of the __ day of February, 2007, between Kentex Petroleum, Inc., a Nevada corporation (the “Company”), and the individuals that execute and deliver a Counterpart Signature Page hereof, and sometimes collectively referred to herein as the “Shareholders” and each, a “Shareholder.”      For all purposes of this Agreement, “Shareholder” includes any “affiliate, controlling person of Shareholder, agent, representative or other person with whom Shareholder is acting in concert with.

WHEREAS, the Company, Kentex Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of the Company (“Merger Subsidiary”), and Northern Oil and Gas, Inc., a Nevada corporation (“Northern”), have entered into an Agreement and Plan of Merger (the “Merger Agreement”) whereby Merger Subsidiary will merge with and into Northern with Northern being the surviving corporation and under which shares of common stock of the Company that are “restricted securities” as defined in Rule 144 of the Securities and Exchange Commission (the “SEC”) will be issued to the stockholders of Northern, among other requirements (the “Merger”); and

WHEREAS, the Shareholders are currently, prior to the Closing of the Merger (as defined in the Merger Agreement), or will become, Shareholders of the Company following the Closing of the Merger;

WHEREAS, in order to provide for an orderly market in the shares of common stock of the Company (the “Common Stock”) following the Closing of the Merger, the Shareholders wish to enter into this Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Except as otherwise expressly provided herein, and except as each Shareholder may be otherwise restricted from selling shares of Common Stock under applicable securities laws, rules and regulations, each Shareholder may only publicly sell Common Stock subject to the following conditions, commencing on the execution and delivery of this Agreement and for the 24 month period beginning on the later of closing of the Merger or the filing of the 8-K12g-3 Current Report of the Company regarding the Closing of the Merger (the “Lock-Up/Leak-Out Period”):

1.1

Commencing on the satisfaction of the applicable holding period of Rule 144 of the SEC, being for all purposes hereunder, a period that is 12 months from the Closing of the Merger (the “Lock-Up Period”), each Shareholder shall be allowed to sell 1/12th of such

Shareholder’s shares of Common Stock per month, on a cumulative basis, meaning that if no Common Stock was sold during one month while Common Stock was qualified to be sold, such shares of Common Stock can be sold in the next successive month (the “Leak-Out Period”). For any Common Stock that is registered for resale with the SEC under any Piggy-Back Registration Rights, each Shareholder shall be allowed to sell 1/6th of such Shareholder’s shares of Common Stock per month, for the six month period following the effective date of any such registration statement, on a cumulative basis.

1.2

Except as otherwise provided herein, all Common Stock publicly sold shall only be sold in “broker’s transactions” and each Shareholder must comply with the “manner of sale” requirements as those terms are defined in Rule 144 of the SEC during the Leak-Out Period.

1.3	No Shareholder shall sell any Common Stock at a price below $1.05 per share during the Leak-Out Period.

1.4

An appropriate legend describing this Agreement shall be imprinted on each stock certificate representing Common Stock covered hereby, and the transfer records of the Company’s transfer agent shall reflect such appropriate restrictions.

1.5	The Shareholders agree that they will not engage in any short selling of the Common Stock during the Lock-Up/Leak-Out Period.

1.6

During the Lock-Up/Leak/Out Period, the Company shall maintain its “reporting” status with the SEC; file all reports that are required to be filed by it during such period; and use its “best efforts” to ensure that the Common Stock is continually quoted for public trading on a nationally recognized medium of no less significance than the OTC Electronic Bulletin Board of the National Association of Securities Dealers, Inc. (the “NASD”), the NASDAQ Small Cap or a recognized national stock exchange.

1.7

Any transferee of any of the Common Stock of the Shareholder that is covered by this Agreement in a private sale shall be subject to the same resale conditions of this Agreement respecting the resale of any Common Stock acquired from the Shareholder, and for all such purposes, any such transferee shall be a “Shareholder” as defined herein.

1.8

Notwithstanding anything contained herein to the contrary, if any member of current management of Northern or any new member of management of the reorganized Company has more favorable resale limitations on his or her Common Stock during the Lock-Up/Leak-Out Period than those contained in this Agreement, as outlined in Section 3 of the Principal Shareholders Agreement, this Agreement, at the option of each Shareholder, may be modified to the extent of such more favorable terms so that each such Shareholder will be accorded such more favorable resale limitations; and provided further, however, if any such member of current management of Northern or any new member of management of the reorganized Company publicly sells any shares of Common Stock of the reorganized Company pursuant to Rule 144 or an effective registration statement during the Lock-Up/Leak-Out Period at a price less than $1.05, the Shareholder shall have the right to sell the shares of Common Stock covered hereby at such lesser price, notwithstanding the provisions of Section 1.3 hereof.

2.            The delivery of a duly executed copy of the Broker/Dealer Agreement by a selling Shareholder’s broker and a duly executed Seller’s Resale Agreement by the selling Shareholder in the forms attached hereto shall be satisfactory evidence for all purposes of this Agreement that such selling Shareholder and his/her/its broker will comply with the requirements of this Agreement, and no further evidence thereof will be required of any selling Shareholder; provided, however, the Company may confirm such compliance with any Shareholder and any selling Shareholder’s broker, to the extent that it deems reasonably required or necessary to assure compliance with this Agreement.

3.            Notwithstanding anything to the contrary set forth herein, the Company may, in its sole discretion and in good faith, at any time and from time to time, waive any of the conditions or restrictions contained herein to increase the liquidity of the Common Stock or if such waiver would otherwise be in the best interests of the development of the trading market for the Common Stock. Unless otherwise agreed by the Shareholders, all such waivers shall be pro rata, as to all of the Shareholders who executed a Lock-Up/Leak-Out Agreement in connection with the Merger whose Common Stock can, at the time of any such waiver, be publicly sold in accordance with the Securities Act of 1933, as amended (the “Securities Act”), or Rule 144 promulgated thereunder by the SEC or otherwise.

4.            Other than the contemplated Merger or any merger with a subsidiary, in the event of: (a) a completed tender offer to purchase all or substantially all of the Company’s issued and outstanding securities; or (b) a merger, consolidation or other reorganization of the Company with or into an unaffiliated entity, then this Agreement shall terminate as of the closing of such event and the Common Stock restricted pursuant hereto shall be released from such restrictions.

5.            Except as otherwise provided in this Agreement or any other agreements between the parties, the Shareholders shall be entitled to their respective beneficial rights of ownership of the Common Stock, including the right to vote the Common Stock for any and all purposes.

6.            The number of shares of Common Stock included in any monthly allotment that can be sold by a Shareholder shall be appropriately adjusted should the Company make a dividend or distribution, undergo a forward split or a reverse split or otherwise reclassify its shares of Common Stock.

7.            This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

8.            All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement, to the Company, c.o. Leonard W. Burningham, Esq., at 455 East 500 South Salt Lake City, Utah 84111; or, subsequent to the Merger, to the Company at 130 Lake Street West, Wyazata, MN 55391, and to the Shareholders, at the addresses in their Counterpart Signature Pages. All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

9.           The resale restrictions on the Common Stock set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable United States and state securities laws, rules and regulations.

10.        The Company or each Shareholder who fails to fully adhere to the terms and conditions of this Agreement shall be liable to every other party for any damages suffered by any party by reason of any such breach of the terms and conditions hereof. Each Shareholder agrees that in the event of a breach of any of the terms and conditions of this Agreement by any such Shareholder, that in addition to all other remedies that may be available in law or in equity to the non-defaulting parties, a preliminary and permanent injunction, without bond or surety, and an order of a court requiring such defaulting Shareholder to cease and desist from violating the terms and conditions of this Agreement and specifically requiring such Shareholder to perform his/her/its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that the Company or the non-defaulting Shareholders may suffer as a result of any breach or continuation thereof.

11.        This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto.

12.        This Agreement shall be governed by and construed in accordance with the laws of the State of Utah applicable to contracts entered into and to be performed wholly within said State; and the Company and the Shareholders agree that any action based upon this Agreement may be brought in the United States and state courts of Utah only, and each submits himself/herself/itself to the jurisdiction of such courts for all purposes hereunder.

13.        In the event of default hereunder, the non-defaulting parties shall be entitled to recover reasonable attorney’s fees incurred in the enforcement of this Agreement.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.

KENTEX PETROLEUM, INC.

Date:	03/19/07	By:	/s/Sarah E. Jenson
		Its:	President

LOCK-UP/LEAK-OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the “Agreement”) dated as of the day of February, 2007, among Kentex Petroleum, Inc., a Nevada corporation (“Kentex”); and certain persons who are “Shareholders” or may become “Shareholders” of Kentex, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of Kentex set forth below or hereafter acquired during the Lock-Up/Leak-Out Period as defined in the Agreement.

(Entity Name, if Applicable)

(Printed Name)

(Signature)

(Street Address)

(City and State)

(Number of Shares Owned or Underlying Other Securities)

(Date)

Broker/Dealer Agreement

Kentex Petroleum, Inc.

130 Lake Street West

Wayzata, MN 55391

Atlas Stock Transfer Company

5699 South State Street

Salt Lake City, Utah 84107

Re:	Resale restriction of certain shares of common stock of Kentex Petroleum, Inc., a Nevada corporation (“Kentex” or the “Company”)

Dear Ladies and Gentlemen:

The undersigned broker hereby acknowledges receipt of stock certificates representing ________________ shares of Common Stock of the Company that are owned by ______________________________________________ (the “Customer”).

In consideration of transferring these securities free of any legend or other notation respecting the resale of these securities so that the undersigned broker can effect a sale of such shares (a “Company Approved Sale”), the undersigned broker agrees:

(i)

That all sales of the Common of Kentex on deposit in the accounts of the Customer will be made in accordance with the Lock-Up/Leak-Out Agreement governing the resale of the Common Stock, a copy of which is attached hereto and incorporated herein by reference;

(ii)	That there will be no legend removal or DTC’s of any securities of the Customer prior to a Company Approved Sale during the Leak-Out Period outlined in the Lock-Up/Leak-Out Agreement;

(iii)

That if any of the shares of Common Stock of the Company are ordered out by the Customer for delivery prior to the expiration of the Leak-Out Period, that instructions will be given to the Company’s transfer agent to re-issue the stock certificates for the Customer with the appropriate restriction or restrictions as are outlined in the Lock-Up/Leak-Out Agreement of the Customer; and

(iv)	That the Customer has only sold ____________shares of the Company’s common stock during the month of _________, 200_.

The undersigned broker further agrees that we will provide you with reasonable documentation on your request to verify our compliance with this Broker/Dealer Agreement.

Very truly yours,

Broker/Dealer

Address

City, State and Zip

Date:	By:

Seller’s Resale Agreement

Kentex Petroleum, Inc.

130 Lake Street West

Wayzata, MN 55391

Atlas Stock Transfer Company

5699 South State Street

Salt Lake City, Utah 84107

Re:	Resale restriction of certain shares of common stock of Kentex Petroleum, Inc., a Nevada corporation (“Kentex” or the “Company”)

Dear Ladies and Gentlemen:

The undersigned agrees to effect all sales of shares of common stock of Stock Certificate No. ______________ representing _______________ shares of Common Stock of Kentex, and to publicly sell no more than 1/12th of his/her/its holdings during any monthly period covered by the Lock-Up/Leak-Out Agreement to which the resale of the common stock is subject.

DATED this ________ day of _____________________, 200__.

Very truly yours,

Date:
Broker/Dealer

Address

City, State and Zip